UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	August 13, 2019

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 26, 2019, the Audit Committee of the Board of Directors of Tandy Leather Factory, Inc. (the "Company") commenced an independent investigation of issues that include, but may not be limited to, certain aspects of the Company's methods of valuation and expensing of costs of inventory and related issues regarding the Company's business and operations.  The Audit Committee has retained independent legal and accounting advisers to conduct the investigation.  The investigation is ongoing.  In addition, the Audit Committee directed the Company to evaluate its current policies, procedures, and internal controls associated with such methods of valuation, as well as compliance with, and the effectiveness of, those policies, procedures and internal controls (the "Accounting Policy and Controls Review").  A forensic accounting consultant will assist the Company with this review.

Because the independent investigation and Accounting Policy and Controls Review referred to above include matters related to accounting for the three months ended June 30, 2019 and previous periods, the Company currently does not anticipate that it will be able to file timely its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2019, which has a due date of August 14, 2019.

Following the completion of the independent  investigation and the Accounting Policy and Controls Review, the timing of which cannot be estimated, the Company will make a determination regarding whether it will need to revise, correct or restate its financial statements for any previous quarter or fiscal year as well as the timing of filing its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2019.

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the Securities and Exchange Commission ("SEC"), as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements generally are accompanied by words such as "may," "will," "could," "should," "anticipate," "believe," "budgeted," "expect," "intend," "plan," "project," "potential," "estimate," "continue," "outlook," "forecast" or "future," variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2018 for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: August 13, 2019	By: /s/ Tina Castillo
Tina Castillo, Chief Financial Officer

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